Exhibit 10.1

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) dated as of December 2, 2019 to the Term Loan Agreement referenced below, is by and among POTLATCHDELTIC CORPORATION, a Delaware corporation (“PotlatchDeltic”), POTLATCHDELTIC FOREST HOLDINGS, INC., a Delaware corporation (“Potlatch Forest”) and POTLATCHDELTIC LAND & LUMBER, LLC, a Delaware limited liability company and a taxable REIT subsidiary of PotlatchDeltic (“Potlatch Land & Lumber”, and, together with PotlatchDeltic and Potlatch Forest, the “Borrowers”), the Guarantors party hereto, the Lenders identified on the signature pages hereto and NORTHWEST FARM CREDIT SERVICES, PCA, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, term loan facilities have been established in favor of the Borrowers pursuant to the terms of that certain Second Amended and Restated Term Loan Agreement dated as of March 22, 2018 (as amended, restated, modified or supplemented from time to time, the “Term Loan Agreement”) among the Borrowers, the guarantors from time to time party thereto (the “Guarantors”), the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrowers have requested that the Lenders amend the Term Loan Agreement to provide for the making of a $40,000,000 Term Loan (the “Term Loan N”) to the Borrowers; and

WHEREAS, the Lenders party hereto have agreed to provide the Term Loan N and to amend the Term Loan Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Term Loan Agreement.

2.Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Term Loan Agreement is hereby amended as follows:

(a)In the definition of “Applicable Rate” in Section 1.01 of the Term Loan Agreement, the following new clause (m) is hereby added immediately following clause (l):

(m)the Term Loan N, 1-month LIBOR plus 1.85% per annum.

(b)In the definition of “Commitment” in Section 1.01 of the Term Loan Agreement, a reference to “and/or Term Loan N Commitment” is hereby added immediately following the reference to “Term Loan M Commitment.”

(c)The definition of “Fee Letter” in Section 1.01 of the Term Loan Agreement is hereby amended to add the following new clause (e) immediately following clause (d) thereof:

(e) the letter agreement, dated as of December 2, 2019 between PotlatchDeltic and the Administrative Agent.

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(d)The definition of “Guarantors” in Section 1.01 of the Term Loan Agreement, is hereby amended by adding the following proviso to the end of the last sentence of such definition:

“provided that, subject to the terms of Section 5 of the Second Amendment, Del-Tin Fiber, LLC shall be released as a Guarantor hereunder.”

(e)In the definition of “Interest Payment Date” in Section 1.01 of the Term Loan Agreement, a reference to “Term Loan N” is hereby added immediately following the reference to “Term Loan I”.

(f)In the definition of “LIBOR” in Section 1.01 of the Term Loan Agreement, the last two sentences of such definition are hereby amended and restated to read as follows:

For the purposes of this Agreement, (A) the Term Loan C, Term Loan D, Term Loan E and Term Loan I LIBOR Loans will have an interest period of three months, and (B) the Term Loan K, Term Loan L, Term Loan M and Term Loan N LIBOR Loans will have an interest period of one month (other than with respect to (x) in each case, the final interest period, which shall commence on the last Interest Payment Date prior to the applicable Maturity Date and end on the applicable Maturity Date and (y) the Term Loan N (i) for which the initial interest shall begin on the Second Amendment Effective Date and shall mature on January 1, 2020 and (ii) upon the expiration of such initial interest period, the Term Loan N shall automatically continue as another LIBOR Loan having an interest period of one month) and LIBOR will reset on each Interest Payment Date. Notwithstanding the foregoing, if LIBOR shall be less than zero, such rate shall be deemed zero for the purposes of this Agreement; provided that, solely with respect to the Term Loan I, Term Loan K, Term Loan L, Term Loan M and Term Loan N, LIBOR may be less than zero so long as there is a corresponding Swap Contract in place relating to such Term Loan I, Term Loan K, Term Loan L, Term Loan M or Term Loan N, as applicable, that does not have a floor of zero.

(g)In the definition of “LIBOR Loans” in Section 1.01 of the Term Loan Agreement, a reference to “and Term Loan N” is hereby added immediately following the reference to “Term Loan M.”

(h)In the definition of “Loan” in Section 1.01 of the Term Loan Agreement, a reference to “and Term Loan N” is hereby added immediately following the reference to “Term Loan M.”

(i)In the definition of “Maturity Date” in Section 1.01 of the Term Loan Agreement, the following new clause (m) is hereby added immediately following clause (1):

(m)the Term Loan N, November 1, 2029.

(j)In the definition of “Term Loans” in Section 1.01 of the Term Loan Agreement, a reference to “Term Loan N” is hereby added immediately following the reference to “Term Loan M.”

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(k)The following new definitions are hereby added to Section 1.01 of the Term Loan Agreement in the appropriate alphabetical order:

“Second Amendment Effective Date” means December 2, 2019.

“Second Amendment” means that certain Second Amendment to Second Amended and Restated Term Loan Agreement dated as of December 2, 2019, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Term Loan N” has the meaning specified in Section 2.01(n).

“Term Loan N Commitment” means, as to each Lender, its obligations to make its portion of the Term Loan N to the Borrowers pursuant to Section 2.01 in the principal amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

(l) In Section 2.01 of the Term Loan Agreement, the following new clause (n) is hereby added immediately following clause (m):

(n)Term Loan N.  Subject to the terms and conditions set forth herein, each Lender with a Term Loan N Commitment severally agrees to make, on the Second Amendment Effective Date, its portion of a separate FORTY MILLION DOLLAR ($40,000,000) term loan (identified as Loan 6248044 by NWFCS) to the Borrowers in Dollars in an amount not to exceed such Lender’s Term Loan N Commitment (“Term Loan N”).

(m)In Section 2.02 of the Term Loan Agreement, the following sentence is hereby added after the seventh sentence:

Each Lender shall make the amount of its Applicable Percentage of Term Loan N available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Second Amendment Effective Date.

(n)In Section 2.06(c) of the Term Loan Agreement, the first sentence is amended and restated in its entirety to read as follows:

Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto commencing, with respect to the Term Loan N, January 1, 2020, and, in each case, at such other times as may be specified herein.

(o)The parenthetical in the last sentence of Section 3.03(b) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

(other than with respect to the Term Loan I, Term Loan K, Term Loan L, Term Loan M and/or Term Loan N for so long as there is a corresponding Swap Contract in place relating to such Term Loan I, Term Loan K, Term Loan L, Term Loan M and/or Term Loan N, as applicable, that does not have a floor of zero)

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(p)The first sentence of Section 3.03(c) of the Term Loan Agreement is amended and restated in its entirety to read as follows:

On the third, sixth and ninth anniversaries of (i) the Restatement Date, solely with respect to Term Loan B, Term Loan D, Term Loan E, Term Loan F, Term Loan G, Term Loan H, Term Loan I, Term Loan J, Term Loan K and Term Loan L (ii) the First Amendment Effective Date, solely with respect to Term Loan M and (iii) the Second Amendment Effective Date solely with respect to Term Loan N (or such other date approximately preceding any such date as Administrative Agent and the Borrowers may agree) (each such date, a “Reset Reference Point”) Administrative Agent (A) shall determine the difference (in basis points), if any, between the Current Cost of Funds (as defined below) as of such Reset Reference Point and the Restatement Date Cost of Funds (as defined below) and (B) thereafter shall promptly notify the Lenders and the Borrowers of such difference by delivering a certificate in form and substance mutually acceptable to Administrative Agent and the Borrowers.

(q) In Section 3.03(c) of the Term Loan Agreement the definition of “Restatement Date Cost of Funds” is amended and restated in its entirety to read as follows:

“Restatement Date Cost of Funds” means, (a) as of the Restatement Date, 4 basis points, which is the amount by which (x) the LIBOR Floating Note Rate differs from (y) LIBOR for an interest period of one month, in each case determined as of the date that is two Business Days prior to the Restatement Date, (b) as of the First Amendment Effective Date with respect to the Term Loan M, 4 basis points, which is the amount by which (x) the LIBOR Floating Note Rate differs from (y) LIBOR for an interest period of one month, in each case determined as of the date that is two Business Days prior to the First Amendment Effective Date or (c) as of the Second Amendment Effective Date with respect to the Term Loan N, 35 basis points, which is the amount by which (x) the LIBOR Floating Note Rate differs from (y) LIBOR for an interest period of one month, in each case determined as of the date that is two Business Days prior to the Second Amendment Effective Date.

(r)In clause (z) of Section 5.15 of the Term Loan Agreement, a reference to “and the Term Loan N” is hereby added immediately following the reference to “the Term Loan M”.

(s)(i) In Section 1.01 of the Term Loan Agreement (A) the definition of “Term Loan C” is deleted in its entirety, (B) clause (b) of the definition of “Applicable Rate” is amended and restated in its entirety to read “[reserved]” and (C) clause (b) of the definition of “Maturity Date” is amended and restated in its entirety to read “[reserved]”; (ii) Section 2.01(c) of the Term Loan Agreement is amended and restated in its entirety to read “[reserved]”; and (iii) all other references to “Term Loan C” in the Term Loan Agreement are deleted in their entirety.

(t)Schedule 2.01 to the Term Loan Agreement is hereby amended to be supplemented with the information set forth on Schedule 2.01 attached hereto.

3.Conditions Precedent.  This Amendment shall become effective upon the satisfaction of the following conditions:

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(a)Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Administrative Agent, the Required Lenders and each Lender with a Term Loan N Commitment;

(b)Receipt by the Administrative Agent of the following:

(i)a certificate of each Loan Party dated as of the Second Amendment Effective Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Term Loan N, as well as a such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in the jurisdiction of its incorporation or organization and (B) certifying that, before and after giving effect to the Term Loan N, (x) the representations and warranties contained in Article V of the Term Loan Agreement and the other Loan Documents are true and correct as of such date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.01 shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (y) no Default exists;

(ii)a Note executed by each of the Borrowers in favor of each Lender requesting a Note for the Term Loan N; and

(iii) (A) a legal opinion of Michele L. Tyler, Vice President, General Counsel and Corporate Secretary of the Borrowers and Guarantors, and (B) a legal opinion of Perkins Coie LLP, special counsel to the Borrowers, in each case dated as of the Second Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent.

(c)The payment by the Borrowers of all fees and expenses due and payable as of the Second Amendment Effective Date, including the reasonable out-of-pocket costs and expenses of the Administrative Agent and the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

4.Representations and Warranties.  The Loan Parties hereby, jointly and severally, represent and warrant that:

(a)the representations and warranties contained in Article V of the Term Loan Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Sections 5.01(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01,

(b) no Default exists under the Term Loan Agreement on and as of the date hereof and after giving effect to this Amendment,

(c)this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable

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bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d)this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e)the execution, delivery and performance of this Amendment by each Loan Party will not:  (i) contravene the terms of any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Loan Party; (ii) violate, contravene or materially conflict with any Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (iii) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any material indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound or (iv) result in or require the creation of any Lien upon or with respect to its properties.

5.Guaranty Release.  PotlatchDeltic has notified the Administrative Agent that Del-Tin Fiber, LLC, an Arkansas limited liability company (the “Released Guarantor”), has dissolved as permitted under Section 7.04 of the Term Loan Agreement. Pursuant to Section 9.10 of the Term Loan Agreement, the Administrative Agent on behalf of the Lenders, hereby agrees to release the Released Guarantor from its obligations as a Guarantor under the Guaranty and the other Loan Documents, such release to be effective as of the date hereof.

6.No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Term Loan Agreement (including the schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Term Loan Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Term Loan Agreement as amended by this Amendment.  Except as herein specifically agreed, the Term Loan Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

7.Counterparts; Facsimile/Email.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

8.Loan Modification.  By its execution of this Amendment, the Borrowers hereby authorize the Administrative Agent to consider this Amendment its application for loan modification on the terms and conditions set forth herein.

9.Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

10.Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject

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matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:POTLATCHDELTIC CORPORATION,

a Delaware corporation

By: /s/ Jerald W. Richards

Name: Jerald W. Richards

Title:  VP, Chief Financial Officer

POTLATCHDELTIC FOREST HOLDINGS, INC.,

a Delaware corporation

By: /s/ Jerald W. Richards

Name: Jerald W. Richards

Title: VP, Chief Financial Officer

POTLATCHDELTIC LAND & LUMBER, LLC,

a Delaware limited liability company

By: /s/ Jerald W. Richards

Name: Jerald W. Richards

Title: VP, Chief Financial Officer

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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GUARANTORS:POTLATCHDELTIC TIMBER, LLC,

a Delaware limited liability company

By:_ /s/ Jerald W. Richards

Name: Jerald W. Richards

Title: VP, Chief Financial Officer

POTLATCH TIMBERLANDS, LLC,

a Delaware limited liability company

By: /s/ Jerald W. Richards

Name: Jerald W. Richards

Title: VP, Chief Financial Officer

POTLATCH LAKE STATES TIMBERLANDS, LLC

a Delaware limited liability company

By: /s/ Jerald W. Richards

Name: Jerald W. Richards

Title: VP, Chief Financial Officer

POTLATCH MINNESOTA TIMBERLANDS, LLC

a Delaware limited liability company

By: /s/ Jerald W. Richards

Name: Jerald W. Richards

Title: VP, Chief Financial Officer

POTLATCHDELTIC MANUFACTURING, LLC

an Arkansas limited liability company

By: /s/ Jerald W. Richards

Name: Jerald W. Richards

Title: VP, Chief Financial Officer

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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ADMINISTRATIVE AGENT

AND LENDERS:	NORTHWEST FARM CREDIT SERVICES, PCA, as Administrative Agent and a Lender

By: /s/ Suann Harris

Name: Suann Harris

Title: Relationship Manager, VP

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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AMERICAN AGCREDIT, PCA, as a Lender

By: /s/ Michael J. Balok

Name: Michael J. Balok

Title: Vice President

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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CoBank, FCB,

as a Voting Participant

By: /s/ Robert Prickett

Name: Robert Prickett

Title: Vice President

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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AGFIRST FARM CREDIT BANK,

as a Voting Participant

By: /s/ Michael C. Hawkins

Name: Michael C. Hawkins

Title: Assistant Vice President

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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AMERICAN AGCREDIT, FLCA,

as a Voting Participant

By: /s/ Michael J. Balok

Name: Michael J. Balok

Title: Vice President

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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Farm Credit Mid-America, FLCA,

as a Voting Participant

By: /s/ Tabatha Hamilton

Name: Tabatha Hamilton

Title: Vice President Capital Markets

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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Farm Credit Mid-America, FLCA,

as a Voting Participant

By: /s/ Ben Fogle

Name: Ben Fogle

Title: Vice President

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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Farm Credit West, FLCA,

as a Voting Participant

By: /s/ Robert Stornetta

Name: Robert Stornetta

Title: Senior Vice President

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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AgCountry Farm Credit Services, FLCA (fka FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA), as a Voting Participant

By: /s/ Lisa Caswell

Name: Lisa Caswell

Title: Vice President

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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Farm Credit East, ACA,

as a Voting Participant

By: /s/ Benjamin E. Thompson

Name: Benjamin E. Thompson

Title: Vice President

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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Capital Farm Credit, FLCA,

as a Voting Participant

By: /s/ Joseph Slagle

Name: Joseph Slagle

Title: SVP Capital Markets

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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AGRIBANK, FCB,

as a Voting Participant

By: /s/ Galen Herr

Name: Galen Herr

Title: VP Credit - Lending Programs

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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COMPEER FINANCIAL, FLCA,

as a Voting Participant

By: /s/ Corey J. Waldinger

Name: Corey J. Waldinger

Title: Managing Director, Capital Markets

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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Farm Credit of New Mexico, FLCA,

as a Voting Participant

By: /s/ Clarissa Shiver

Name: Clarissa Shiver

Title: Vice President Corporate Agribusiness Lending

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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FARM CREDIT SERVICES OF WESTERN ARKANSAS, FLCA

as a Voting Participant

By: /s/ Charlie McConnell

Name: Charlie McConnell

Title: SVP, Chief Lending Officer

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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FARM CREDIT SERVICES OF WESTERN ARKANSAS, PCA

as a Voting Participant

By: /s/ Charlie McConnell

Name: Charlie McConnell

Title: SVP, Chief Lending Officer

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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Fresno-Madera Land Bank Association, FLCA

as a Voting Participant

By: /s/ Robert L. Herrick

Name: Robert L. Herrick

Title: Director Capital Markets

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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GreenStone Farm Credit Services, FLCA,

as a Voting Participant

By: /s/ Shane Prichard

Name: Shane Prichard

Title: VP of Capital Markets

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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Western AgCredit, FLCA and Western AgCredit, PCA

as a Voting Participant

By: /s/ Scott Marchant

Name: Scott Marchant

Title: Credit Manager

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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YOSEMITE LAND BANK, FLCA

as a Voting Participant

By: /s/ Steven Mizuno

Name: Steven Mizuno

Title: SVP - Credit Administration

PotlatchDeltic Corporation

SECOND Amendment to Second Amended and Restated Term Loan Agreement

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SCHEDULE 2.01

TERM LOAN N

Lender	Commitment	Applicable Percentage
Northwest Farm Credit Services, PCA*	$40,000,000	100.000000000%
Total	$40,000,000	100.000000000%

* Prior to giving effect to the participations noted below.

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Lender	Voting Participant	Term Loan N Commitment	Resulting Term Loan N Commitment / Participation	Resulting Applicable Percentage of Term Loan N
Northwest Farm Credit Services, PCA	-	$40,000,000.00	$0.00	0.000000000%
	CoBank, FCB		$9,058,064.51	22.645161275%
	AgFirst Farm Credit Bank		$5,380,645.16	13.451612900%
	American AgCredit, FLCA		$4,774,193.55	11.935483875%
	Farm Credit Mid-America, FLCA		$4,425,806.45	11.064516125%
	Farm Credit Services of America, FLCA		$4,425,806.45	11.064516125%
	Farm Credit West, FLCA		$3,819,354.84	9.548387100%
	AgCountry Farm Credit Services, FLCA (fka FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA)		$3,341,935.48	8.354838700%
	Farm Credit East, ACA		$2,387,096.78	5.967741950%
	Capital Farm Credit, FLCA		$2,387,096.78	5.967741950%
TOTAL		$40,000,000.00	$40,000,000.00	100.000000000%

Voting Participants at Closing - Commitments and Applicable Percentages

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